EXHIBIT 99.1

DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (this “Agreement”) is made as of February 5, 2010 by Lightning Gaming, Inc., a Nevada corporation (“LGI”); Lightning Poker, Inc., a Pennsylvania corporation (“LP” and together with LGI, the “Lightning Parties”); and Stewart J. Greenebaum, LLC (“Greenebaum” and together with the Lightning Parties, the “Parties,” and each of the foregoing, a “Party”).

Preliminary Statements

A.           Pursuant to a Loan Agreement dated June 27, 2007 (the “Loan Agreement”), LP issued a Promissory Note dated July 2, 2007 (the “Note”) in favor of Greenebaum in the principal amount of $1,000,000 (the “Principal Amount”).

B.           Pursuant to an agreement and plan of merger that was consummated on January 29, 2008, LP is a wholly-owned subsidiary of LGI.

C.           The Parties wish to convert the entire Principal Amount into 500,000 shares of Series A Nonvoting Capital Stock, par value $.001 per share, of LGI (“LGI Nonvoting Stock”), cancel all accrued and unpaid interest on the Note, and thereby retire, cancel and fully satisfy LP’s obligations under the Note, on the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, the Parties agree as follows:

1. Conversion and Cancellation of the Note.  Effective automatically upon the execution and delivery of this Agreement by all of the Parties (the “Closing”), the Note shall be canceled, the Principal Amount shall be converted into 500,000 newly issued and outstanding shares of LGI Nonvoting Stock, and all accrued and unpaid interest and any and all other amounts payable under the Note (other than the Principal Amount) shall be automatically extinguished with no liability on LP’s part, and without the need for any proportionate prepayment of any other promissory notes issued by LP and held by Greenebaum.

2. The Closing.

(a)           At the Closing, which shall take place at the offices of the Lightning Parties located at 106 Chelsea Parkway, Boothwyn, Pennsylvania 19061, the following actions shall take place simultaneously;

(i)           Greenebaum shall deliver the original of the Note to LP for cancellation; and

(ii)           LGI shall deliver to Greenebaum a certificate for 500,000 LGI Nonvoting Shares registered in Greenebaum’s name.

3. Representations and Warranties of the Lightning Parties.  The Lightning Parties represent and warrant to Greenebaum that:

3.1 Authority.  The Lightning Parties have all requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Lightning Parties.  The Lightning Parties have duly executed and delivered this Agreement and, assuming due authorization, execution and delivery of this Agreement by Greenebaum, this Agreement constitutes a legal, valid and binding obligation of the Lightning Parties, enforceable against the Lightning Parties in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy laws or other laws affecting creditors’ rights generally and by general principles of equity.

3.2 Capital Stock.  LGI’s authorized capital stock consists of (i) 10,000,000 shares of Preferred Stock, par value $.001 per share (“Preferred Stock”), of which 6,000,000 shares to be  designated as LGI Nonvoting Stock having the rights, powers, limitations and restrictions set forth in a Certificate of Designation to be filed with the Secretary of State of the State of Nevada upon execution of the Agreement,, a copy of which is attached hereto as Exhibit A (the “Certificate of Designation”); and (ii) 90,000,000 shares of Common Stock, par value $.001 per share (“Common Stock”), of which 4,655,285 shares are issued and 4,647,474 shares are outstanding. Attached Exhibit B represents capitalization of LGI on a fully diluted basis, giving effect to the transactions contemplated by, and as of, the Closing. Prior to the Closing, no shares of LGI Nonvoting Stock or any other series of Preferred Stock have been issued.  All 4,647,474 of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.  Giving effect to the Closing, 500,000 shares of LGI Nonvoting Stock will be duly authorized, validly issued, fully paid and non-assessable.

4. Representations and Warranties of Greenebaum.  Greenebaum represents and warrants to the Lightning Parties that:

4.1 Authority.  Greenebaum has all the power and requisite company authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Greenebaum.  Greenebaum has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery of this Agreement by the Lightning Parties, this Agreement constitutes a legal, valid and binding obligation of Greenebaum, enforceable against Greenebaum in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy laws or other laws affecting creditors’ rights generally and by general principles of equity.

4.2 No Prior Transfer.  Greenebaum has not previously transferred any interest in the Note or incurred any obligation to do so.

4.3 Investment.  Greenebaum is acquiring 500,000 shares of LGI Nonvoting Stock pursuant to this Agreement solely for investment purposes, for Greenebaum’s own account and not with a view to resale or distribution.  Greenebaum understands that (i) the LGI Nonvoting Stock has not been registered under the Securities Act of 1933, as amended (the

“Securities Act”), or any state securities laws, (ii) LGI is under no obligation to register the LGI Nonvoting Stock and (iii) the LGI Nonvoting Stock cannot be transferred, resold or otherwise disposed of by Greenebaum without such registration unless LGI receives an opinion of Greenebaum’s counsel, reasonably acceptable to LGI, stating that such transfer, resale or other disposition is exempt from such registration requirements, or other evidence satisfactory to LGI that demonstrates the applicability of such exemption.

4.4 Investment Qualifications.  Greenebaum understands that no public market exists for the LGI Nonvoting Stock, it is uncertain whether a public market will ever exist for the LGI Nonvoting Stock and the LGI Nonvoting Stock carries no voting rights and no preferences over the Common Stock.  Greenebaum has such knowledge and experience in financial and business matters and familiarity with the Lightning Parties as to be capable of evaluating the merits and risks of converting the Note to LGI Nonvoting Stock.  Greenebaum has been given the opportunity to ask questions of, and receive answers from, the Lightning Parties concerning the terms and conditions of, and other matters pertaining to, the LGI Nonvoting Stock and the related investment risks, and Greenebaum has had access to such financial and other information as it considered necessary or appropriate to make a decision to convert the Note to LGI Nonvoting Stock, and Greenebaum has availed itself of this opportunity to the full extent desired.  Greenebaum is an “accredited investor,” as defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

4.5 Understanding of Investment Risks.  Greenebaum acknowledges that an investment in LGI Nonvoting Stock involves highly speculative risks.  Greenebaum has carefully reviewed such risk factors and considered such factors in relation to its own investment activities and financial position, and has the ability to accept highly speculative risks, which could include the loss of its entire investment.

5. Survival.  The representations and warranties in Sections 3 and 4 shall survive the Closing and continue in full force and effect thereafter.

6. Post-Closing Cooperation.  From and after the Closing, the Parties shall cooperate with each other and take such actions as may be reasonably requested and are consistent with the provisions of this Agreement to obtain for the requesting Party the benefits of the transactions contemplated hereby.

7. Restrictive Legend.  The certificate for the shares of LGI Nonvoting Stock issued pursuant to this Agreement shall bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND AN OPINION OF COUNSEL TO THAT EFFECT, IF SO REQUIRED BY THE ISSUER OF THESE SHARES.

Any certificate issued in exchange or substitution for a certificate bearing such legend (except a new certificate issued upon completion of a public distribution of the securities represented thereby pursuant to an effective registration statement under the Act) shall also bear such legend unless it has been demonstrated to the satisfaction of LGI that the securities represented thereby need no longer be subject to the foregoing transfer restrictions.

8.           Preemptive Rights.

(a)           For purposes of this Section, the following terms have the following meanings:

(i)           “Board” means LGI’s board of directors.

(ii)           “Common Stock Equivalents” means all options, warrants, convertible notes and other securities, obligations, agreements or rights which are exercisable for, convertible into, or exchangeable for, shares of Common Stock.

(iii)           “Covered Securities” means Voting Securities or Nonvoting Securities.

(iv)           “Covered Transaction” means a sale by LGI of Covered Securities for cash, other than in any of the following transactions:

(A)           a merger or acquisition approved by the Board, the primary purpose of which is not to raise equity capital;

(B)           a public offering pursuant to an effective registration statement under the Securities Act;

(C)           a debt financing, equipment leasing or real property leasing transaction;

(D)           a strategic, joint venture, marketing, distribution, technology-sharing or similar agreement that is approved by the Board, the primary purpose of which is not to raise equity capital; or

(E)           pursuant to an equity incentive plan or arrangement, approved by the Board, for any employees, officers, directors, agents, consultants or advisors.

(v)           “Election Notification” means written notification by Greenebaum of its election to exercise preemptive rights under paragraph (b)(i) or (b)(ii) of this Section (as applicable).

(vi)           “Nonvoting Securities” means LGI Nonvoting Stock or Nonvoting Stock Equivalents.

(vii)           “Nonvoting Stock Equivalents” means all options, warrants, convertible notes and any other securities, obligations, agreements or rights which are exercisable for, convertible into, or exchangeable for, shares of LGI Nonvoting Stock.

(viii)           “Notice Date” means the date of LGI’s delivery of a Preemptive Rights Notice (as defined in paragraph (b) of this Section) to Greenebaum.

(ix)           “Outstanding Stock” means the aggregate of all issued and outstanding shares of LGI Nonvoting Stock and Common Stock.

(x)           “Stock Equivalents” means Nonvoting Stock Equivalents or Common Stock Equivalents.

(xi)           “Voting Securities” means Common Stock or Common Stock Equivalents.

(b)           From and after the Closing and subject to the terms and conditions specified herein, Greenebaum has preemptive rights with respect to future sales by LGI of Covered Securities in a Covered Transaction.  Each time LGI proposes to sell any Covered Securities in a Covered Transaction, LGI will deliver a notice (“Preemptive Rights Notice”) to Greenebaum stating LGI’s intention to sell Covered Securities, the amount and type of Covered Securities to be sold, the price, terms and conditions of the proposed sale, and the manner of sale.  If the Covered Securities consist of Nonvoting Securities, then Greenebaum shall have the preemptive rights specified in clause (i) of this paragraph (b) to purchase a portion of the Nonvoting Securities specified in the Preemptive Rights Notice.  If the Covered Securities consist of Voting Securities, then Greenebaum shall have the preemptive rights specified in clause (ii) of this paragraph (b) to purchase a corresponding amount of Nonvoting Securities.

(i)           By Election Notification that must be received by LGI within five  (5) days after the Notice Date, Greenebaum may elect to purchase, at the price and on the terms and conditions specified in the Preemptive Rights Notice, up to that amount of Nonvoting Securities that, after giving effect to such purchase and to LGI’s sale of the remainder of the Nonvoting Securities described in the Preemptive Rights Notice, would result in Greenebaum’s aggregate percentage ownership of Outstanding Stock, calculated on a fully-diluted basis, being equal to the percentage that (x) the total number of shares of Outstanding Stock held of record by Greenebaum, calculated on a fully-diluted basis as of the Notice Date, bears to (y) the total number of shares of Outstanding Stock, calculated on a fully-diluted basis as of the Notice Date.  Greenebaum shall deliver to LGI, not later than five days after timely delivery of the Election Notification, cash payment for the Nonvoting Securities it is purchasing.

(ii)           By Election Notification that must be received by LGI within five (5) days after the Notice Date, Greenebaum may elect to purchase up to that amount of Nonvoting Securities that, after giving effect to such purchase and to LGI’s sale of the Voting Securities described in the Preemptive Rights Notice, would result in Greenebaum’s aggregate percentage ownership of Outstanding Stock, calculated on a fully-diluted basis, being equal to the percentage that (x) the total number of shares of Outstanding Stock held of record by Greenebaum, calculated on a fully-diluted basis as of the Notice Date, bears to (y) the total number of shares of Outstanding Stock, calculated on a fully-diluted basis as of the Notice Date.  The type of Nonvoting Securities that Greenebaum may purchase under this clause (ii) shall correspond to the type of Voting Securities specified in the Preemptive Rights Notice, such that if LGI proposes to sell Common Stock in a Covered Transaction, then Greenebaum may purchase LGI Nonvoting Stock and if LGI proposes to sell Common Stock Equivalents in a Covered Transaction, then Greenebaum may purchase Nonvoting Stock Equivalents; in either event, the price, terms and conditions applicable to Greenebaum’s purchase shall be the same as those specified in the Preemptive Rights Notice (except for the substitution of Nonvoting Securities for Voting Securities).  Greenebaum shall deliver to LGI, not later than five days after timely delivery of the Election Notification, cash payment for the Nonvoting Securities it is purchasing.

(c)           All calculations of fully-diluted amounts under paragraph (b) of this Section shall assume the full exercise, conversion or exchange (as the case may be) of all outstanding Stock Equivalents, regardless of whether such Stock Equivalents are exercisable or convertible as of the calculation date.

(d)           If Greenebaum has preemptive rights under paragraph (b)(i) of this Section, then within two (2) days after the exercise or expiration of such rights (as the case may be), LGI may sell the remaining Nonvoting Securities that were the subject of the Preemptive Rights Notice to other persons at a price not less than, and on terms and conditions not more favorable to the purchasers than, the price, terms and conditions specified in the Preemptive Rights Notice.

(e)           If Greenebaum has preemptive rights under paragraph (b)(ii) of this Section, then within two (2) days after the Notice Date LGI may sell the Voting Securities that were the subject of the Preemptive Rights Notice at a price not less than, and on terms and conditions not more favorable to the purchasers than, the price, terms and conditions specified in the Preemptive Rights Notice.

(f)           Greenebaum’s failure to exercise its preemptive rights hereunder with respect to any sale of Covered Securities by LGI shall not constitute a waiver of such rights with respect to subsequent sales of Covered Securities by LGI.

(g)           Greenebaum’s rights specified above in this Section 8 shall automatically and permanently terminate if and when Greenebaum ceases to hold of record any Stock Equivalents.

9.           Miscellaneous.

9.1           Notices.  All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given (i) one business day after being sent by a nationally recognized overnight delivery service or (ii) upon receipt of electronic or other confirmation of transmission if sent via facsimile, in each case at the applicable address or facsimile number (or at such other address or facsimile number for a Party as shall be specified by like notice) set forth below:

To either or both of the	Lightning Gaming, Inc.
Lightning Parties:	Lightning Poker, Inc. 106 Chelsea Parkway Boothwyn, Pennsylvania 19061 Attention: Chief Executive Officer

Copy to:	Gordon Silver 3960 Howard Hughes Parkway, 9th Floor Las Vegas, Nevada 89169 Attention: Richard L. Galin, Esq. Facsimile: (702) 369-2666

To Greenebaum:	Stewart J. Greenebaum, LLC 1829 Reistertown Road Baltimore, Maryland 21208 Attention: Stewart Gerenebaum

9.2           Entire Agreement; No Effect on Warrant.  This Agreement supersedes and cancels any prior or contemporaneous agreements among the Parties relating to the subject matter of this Agreement.  There are no representations, agreements, arrangements or understandings between Greenebaum and the Lightning Parties relating to the subject matter of this Agreement that are not fully expressed herein.  This Agreement, however, has no effect on the Warrant for Stock issued to Greenebaum pursuant to the Loan Agreement.

9.3           Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

9.4           Successors and Assigns.  This Agreement may not be assigned or transferred by any Party without the prior written consent of the other Parties.  Subject to the foregoing restriction on transfer or assignment, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

9.5           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without regard to conflict of law principles.  Any litigation arising out of or related to this Agreement shall be instituted and prosecuted only in the appropriate state or federal court situated in Clark County, Nevada.  Each Party hereby submits to the exclusive jurisdiction and venue of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom.  Each Party hereby waives any right to a change of venue and any and all objections to the jurisdiction of the state and federal courts located in Clark County, Nevada.

9.6           Interpretation.  The captions of the sections of this Agreement are for convenience and reference only, and shall not be held to explain, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

9.7           Expenses. Each Party will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

9.8           Counterparts; Facsimile Signatures.  This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same agreement.  Facsimile copies of the signature page hereof shall be deemed originals and shall be binding for all purposes.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first stated above.

LGI:	LP:

LIGHTNING GAMING, INC., a Nevada corporation	LIGHTNING POKER, INC., a Pennsylvania corporation

By:/s/ Robert Ciunci	By:/s/ Robert Ciunci
Name: Robert Ciunci	Name: Robert Ciunci

Title: Chief Financial Officer	Title: Chief Financial Officer

GREENEBAUM:

Stewart J. Greenebaum, LLC

By:        /s/ Stewart J. Greenebaum
Name:           Stewart J. Greenebaum
Title:             Manager

CONSENT OF THE OTHER LENDER:

Other than Stewart J. Greenebaum, LLC, the undersigned is presently the only Lender under the Loan Agreement, dated June 27, 2007 the “Loan Agreement”), among Lightning Poker, Inc. (“LP”) and the entities and persons listed on Schedule I of the Loan Agreement.  The undersigned consents to the transactions contemplated by the above Debt Conversion Agreement, without any proportionate prepayment of any other promissory notes issued by LP.

THE CO-INVESTMENT FUND II, L.P.
By:	Co-Investment Management II, L.P.
Title:	General Partner
By:	Co-Investment Capital Partners, Inc.
Title:	General Partner
By:	Brian Adamsky
Title:	CFO & Treasurer
Date:

EXHIBIT A

Certificate of Designation

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EXHIBIT B

Capitalization